AMENDMENT NO. 1
TO
CREDIT AGREEMENT
     AMENDMENT NO. 1, dated as of July 26, 2007 (this “Amendment”), among JDA SOFTWARE GROUP, INC., a corporation organized under the laws of Delaware (“Borrower”), MANUGISTICS GROUP, INC., a Delaware corporation (the “Additional Borrower”), the other Loan Parties as defined in the below referenced Credit Agreement, the Lenders party hereto, and CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, to that certain Credit Agreement dated as of July 5, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Additional Borrower, the Administrative Agent, the Lenders referred to therein, CNAI, as collateral agent (in such capacity, the “Collateral Agent”) and as Swingline Lender, and Citibank, N.A., as Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).
     WHEREAS, the Borrower has requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
               Section 1. Amendment.
     Section 6.11 of the Credit Agreement is hereby amended by (x) inserting the following new clause (d) at the end thereof, (y) deleting the word “and” at the end of clause (b) thereof and (z) adding an “and” at the end of clause (c) thereof (and making the other necessary grammatical and punctuation changes, as appropriate):
     (d) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may make open market cash purchases of its common stock in an aggregate amount not to exceed $75,000,000 since the Closing Date.
               Section 2. Representations and Warranties.
     In order to induce the Administrative Agent and the Requisite Lenders to enter into this Amendment, the Loan Parties jointly and severally represent and warrant to the Agents and each of the Lenders that both before and after giving effect to this Amendment: (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
               Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment Effective Date”):
     (a) The Administrative Agent (or its counsel) shall have received from Lenders constituting the Requisite Lenders and each of the other parties hereto, a counterpart of this Amendment signed on behalf of such party;
     (b) the representations and warranties set forth in Section 2 hereof shall be true and correct in all respects; and
     (c) the Borrower shall have paid to the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Agents) of the Administrative Agent.
               Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in “pdf” format shall be effective as delivery of a manually executed counterpart hereof.
               Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
               Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
               Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Secured Parties or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Credit Agreement as amended by this Amendment and references in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.
               Section 8. Acknowledgement and Affirmation. Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Amendment its obligations under the Loan Documents (including guarantees and security agreements) executed by such Loan Party and (iii) after giving effect to this Amendment, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JDA SOFTWARE GROUP, INC., as Borrower

By:	/s/ Kristen L. Magnuson Name: Kristen L. Magnuson
Title: CFO & EVP

MANUGISTICS GROUP, INC., as Additional Borrower

By:	/s/ Kristen L. Magnuson Name: Kristen L. Magnuson
Title: EVP & CFO
[Signature Page JDA Amendment No. 1]

JDA SOFTWARE, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:

JDA WORLDWIDE, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:

STANLEY ACQUISITION CORP.,

By:	/s/ Kristen L. Magnuson Name:
Title:
[Signature Page JDA Amendment No. 1]

MANUGISTICS GROUP, INC.

By:	/s/ Kristen L. Magnuson Name:
Title:

MANUGISTICS, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:

MANUGISTICS HOLDINGS DELAWARE, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:

MANUGISTICS HOLDINGS DELAWARE II, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:

MANUGISTICS SERVICES, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:
[Signature Page JDA Amendment No. 1]

MANUGISTICS CALIFORNIA, INC.,

By:	/s/ Kristen L. Magnuson Name:
Title:
[Signature Page JDA Amendment No. 1]

CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender

By:	/s/ Carl Cho Name: Carl Cho
Title: Vice President
[Signature Page JDA Amendment No. 1]